UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-2

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 20, 2006
                                (Date of Report)

                             ACL SEMICONDUCTORS INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                                000-50140                             16-1642709
(State or other jurisdiction                     (Commission                           (IRS Employer
      of incorporation)                         File Number)                        Identification No.)

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              B24-B27,1/F., BLOCK B, PROFICIENT INDUSTRIAL CENTRE,
                      6 WANG KWUN ROAD, KOWLOON, HONG KONG
                    (Address of principal executive offices)

                               011- 852-2799-1996
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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THIS FORM 8-K/A FURTHER AMENDS REGISTRANT'S REPORT ON FORM 8-K FILED ON DECEMBER
20, 2006 (THE "DECEMBER 20 FORM 8-K") AS AMENDED BY THAT CERTAIN FORM 8-K/A
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") ON DECEMBER 29, 2006

ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         By letter dated January 4, 2007 (the "Letter"), Stonefield Josephson, Inc. ("SJI"), Registrant's former accountants (See the December 20 Form 8-K reporting Registrant's change in its certifying accountant), responded to the statements made by Registrant in the December 20 Form 8-K. SJI agrees with the statements made by the Registrant in the paragraphs numbered (1), (2) and (4) in response to Item 4.01 as they relate to SJI, with the exceptions set forth below. The Registrant's response to each of the exceptions is also set forth below.

         (a) With respect to the Registrant's description of the disagreement, contrary to what was indicated in the December 20 Form 8-K by the Registrant, SJI has indicated in the Letter that it did not conclude or inform the Registrant that the financial statements of Classic Electronics Limited ("Classic") should be de-consolidated for the year ending December 31, 2006 since at the time of its dismissal it had not seen any evidence that the cross guarantees had been removed by the banks.

         The Registrant had verbally notified SJI's officer-in-charge that the Registrant had received letters both from Standard Chartered Bank (Hong Kong) and The Bank of East Asia Ltd. indicating that they had removed the cross guarantee. SJI did not request the Registrant to provide such letters and the Registrant believed that such letters would only affect the period in which such removal of guarantee became effective, and not prior periods.

         (b) SJI has indicated in the Letter that the Registrant did not previously provide SJI conclusive reasons for the Registrant's disagreement with the necessity to consolidate the financial statements of Classic as set forth by the Registrant in paragraph 4 in response to Item 4.01 of the December 20 Form 8-K.

         The Registrant discussed with SJI on several occasions its reasoning as to why Registrant believed it should not be obligated to consolidate its financial statements with the financial statements of Classic as well as the applicability of FASB Interpretation No.46 (Revised December 2003), CONSOLIDATION OF VARIABLE INTEREST ENTITIES ("FIN 46R"). The Registrant and SJI were not able to reach agreement. The Registrant believes that it had sufficiently communicated to SJI its reasons for disagreeing with the necessity of such consolidation.

         (c) With respect to the consolidation of the financial statements of the Registrant and Classic, SJI has indicated in the Letter that the board of directors of the Registrant did not discuss its views on the inapplicability of FIN 46R with SJI. All of the Registrant's discussions with SJI related to FIN 46R were conducted by the Registrant's Chief Financial Officer, a member of the Board of Directors of the Registrant (the "Board").

         The Registrant's Chief Financial Officer, who is a member of the Board, had discussions

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with the other members of the Board of Directors of the Registrant about the inapplicability of FIN 46R. The Registrant's Chief Financial Officer had several discussions with SJI regarding the inapplicability of FIN 46R and had notified the other members of the Board about such discussions. The Registrant's Chief Financial Officer had expressed the views of the Board in his discussions with SJI regarding the inapplicability of FIN 46R and had kept the Board apprised of SJI's views in this regard. SJI did not specifically request discussions with all members of the Board.

         (d) In the Letter, SJI has reiterated its views more fully described in
Item 9A-Controls and Procedures in the Registrant's Form 10-K for the year ended December 31, 2005 and in the Registrant's Form 10-K for the year ended December 31,2004, during SJI's audit of the Registrant's December 31, 2004 financial statements. Specifically, SJI has referred to: (i) certain transactions that were incorrectly recorded and certain related party transactions that were not initially disclosed in the 2004 financial statements, requiring adjustments and additional disclosures to be made by the Registrant in those financial statements, and (ii) certain significant deficiencies identified during SJI's audit of the Registrant's December 31, 2004 financial statements, in the Registrant's internal control over financial reporting related to (1) the lack of adequate segregation of duties and management's ability to override any existing controls, (2) the Registrant's lack of a comprehensive accounting procedures manual including information as to customized internal control structure, documentation and transaction flow, and (3) lack of demonstration by the members of the Registrant's Board of in-depth understanding of generally accepted accounting principles.

         As disclosed in the Form 10-Q's filed subsequently, the Registrant has adopted many of the formal and informal suggestions of SJI and had been implementing weekly and monthly checks to assure that disclosure and internal controls are in place.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a) None.

              (b) None.

              (c) Exhibits.

                  16.1 Letter from Stonefield Josephson, Inc. dated December 19, 2006.*

                  16.2 Letter from Jeffrey Tsang & Co. dated December 19, 2006 to the Registrant*

                  16.3 Letter from Jeffrey Tsang & Co. dated December 28, 2006 with respect the Registrant's Form 10-Q/A covering the interim period ended March 31, 2006.**

                  16.4 Letter from Jeffrey Tsang & Co. dated December 28, 2006 with respect the Registrant's Form 10-Q/A covering the interim period ended June 30, 2006.**

                  16.5 Letter from Stonefield Josephson, Inc. dated January 4, 2007.

* Previously filed as an exhibit to the Registrant's Form 8-K (File No. 000-50140) filed on December 20, 2006.

** Previously filed as an exhibit to the Registrant's Form 8-K/A
(File No. 000-50140) filed on December 29, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 23, 2007

                                            ACL SEMICONDUCTORS INC.



                                            By:   /S/ KENNETH LAP-YIN CHAN
                                            ------------------------------------
                                                  Name:  Kenneth Lap-Yin Chan
                                                  Title: Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION

16.1                     Letter from Stonefield Josephson, Inc. dated December
                         19, 2006.*

16.2 Letter from Jeffrey Tsang & Co. dated December 19, 2006 to the Registrant*

16.3 Letter from Jeffrey Tsang & Co. dated December 28, 2006 with respect the Registrant's Form 10-Q/A covering the interim period ended March 31, 2006.**

16.4 Letter from Jeffrey Tsang & Co. dated December 28, 2006 with respect the Registrant's Form 10-Q/A covering the interim period ended June 30, 2006.**

16.5                     Letter from Stonefield Josephson, Inc. dated January
                         4, 2007.

* Previously filed as an exhibit to the Registrant's Form 8-K (File No. 000-50140) filed on December 20, 2006.

** Previously filed as an exhibit to the Registrant's Form 8-K/A
(File No. 000-000-50140) filed on December 29, 2006.